National Investment Services Ultra-Short Duration Enhanced Income ETF
(AWTM)

listed on NYSE Arca, Inc.

May 27, 2022

Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated March 30, 2022

Resignation of Sub-Adviser: The Board of Trustees (the “Board”) of Tidal ETF Trust (the “Trust”) has accepted and approved the resignation of National Investment Services of America, LLC (“NIS”), as a sub-adviser (the “Sub-Adviser”) to the National Investment Services Ultra-Short Duration Enhanced Income ETF (the “Fund”).
Effective on June 1, 2022, Toroso Investments, LLC (the “Adviser”) will assume responsibility for the portfolio management of the Fund. At that time, NIS will no longer serve as the Fund’s sub-adviser. Accordingly, effective June 1, 2022, all references and information relating to “NIS” or “the Sub-Adviser” in the Fund’s Summary Prospectus, Prospectus and SAI are hereby removed.
Fund Name Change: The Board also approved a change to the Fund’s name. Effective on June 6, 2022, the Fund will be named the “AWTM Ultra-Short Duration Enhanced Income ETF.” The name change will not result in any change in the Fund’s investment objective or investment strategies.
New Portfolio Managers: Effective on June 1, 2022, Qiao Duan, CFA, and Ben McCaig will become additional portfolio managers to the Fund. At such time, they will join the Adviser’s existing portfolio managers for the Fund (Michael Venuto and Charles A. Ragauss, CFA), and become jointly and primarily responsible for the day-to-day management of the Fund.
The “Adviser Portfolio Managers” sub-section in the “Fund Summary - Management” section in the Summary Prospectus and Prospectus is replaced with the following:
Portfolio Managers:  Michael Venuto, Chief Investment Officer for the Adviser, and Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, have each been a portfolio manager of the Fund since December 2020. Qiao Duan, CFA, and Ben McCaig have each been a portfolio manager of the Fund since June 2022.
The following paragraphs are added to the “Management — Portfolio Managers” sub-section in the Fund’s Prospectus:
Qiao Duan, CFA, Portfolio Manager
Ms. Duan serves as Portfolio Manager of the Adviser, having joined the Adviser in October 2020. Ms. Duan previously served as an execution portfolio manager at CSat Investment Advisory, L.P. (“CSat”) from February 2017 to October 2020 where she managed research and analysis relating to all CSat strategies and served as a portfolio manager for exchange-traded funds managed by CSat from their inception in May 2019 until October 2020. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in

Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.
Ben McCaig, Portfolio Manager
Mr. McCaig serves as Portfolio Manager of the Adviser, having joined the Adviser in August 2021. Mr. McCaig previously served as a portfolio manager, compliance, and operations manager at the Ohio Treasurer’s Office from July 2017 to August 2021. Previously, Mr. McCaig was Senior Equity Trader for the trust department at Huntington National Bank. Mr. McCaig attended Bowling Green State University where he received a Bachelor of Science in Business Administration with a specialization in Finance.
In addition, the “Portfolio Managers — Other Accounts” sub-section of the SAI is modified to include the following information:
Qiao Duan, CFA, Portfolio Manager(1)
Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance-Based Fee	Total Assets of Accounts Subject to a Performance-Based Fee
Registered Investment Companies	6	$93.16	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
(1)  Information presented is as of April 30, 2022.
Ben McCaig, Portfolio Manager(1)
Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance-Based Fee	Total Assets of Accounts Subject to a Performance-Based Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
(1)  Information presented is as of April 30, 2022.
Furthermore, the “Portfolio Managers — Compensation” and “Portfolio Managers — Share Ownership” sub-sections of the SAI are replaced with the following information:
Portfolio Manager Compensation. Mr. Venuto is compensated by the Adviser with a base salary and a profit sharing plan. Mr. Venuto is an equity owner of the Adviser and therefore benefits indirectly from the revenue generated from the Fund’s Advisory Agreement with the Adviser. Mr. Ragauss, Ms. Duan and Mr. McCaig are compensated by the Adviser with a fixed salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Fund.
Share Ownership
The Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of November 30, 2021, Mr. Venuto and Mr. Ragauss did not beneficially own shares of the Fund. As of April 30, 2022, Ms. Duan and Mr. McCaig did not beneficially own shares of the Fund.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.